                                                                    EXHIBIT 99.B

CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS

J.P. Morgan & Co. Incorporated

Dollars in millions,
Interest and average rates                                          Three months ended
On a taxable-equivalent basis                      December 31, 1998                   December 31, 1997
                                          Average                    Average   Average                     Average
                                          balance     Interest        rate     balance     Interest         rate
ASSETS
Interest-earning deposits with banks,
  mainly in offices outside the U.S.    $   2,472    $      58         9.31%   $   2,305   $      75       12.91%
Debt investment securities in
  offices in the U.S. (a):
    U.S. Treasury                             664           15         8.96        1,219          22        7.16
    U.S. state and political
    Subdivision                             1,916           51        10.56        1,174          34       11.49
    Other                                  26,679          370         5.50       15,957         247        6.14
Debt investment securities in offices
  outside the U.S. (a)                        870           14         6.38        3,025          57        7.48
Trading account assets:
    In offices in the U.S.                 31,519          419         5.27       30,292         484        6.34
    In offices outside the U.S.            30,117          488         6.43       37,935         676        7.07
Securities purchased under agreements
  to resell,
    In offices in the U.S.                 24,188          322         5.28       15,372         247        6.37
    In offices outside the U.S.            15,493          216         5.53       26,705         310        4.61
Securities borrowed,
  mainly in offices in the U.S.            40,797          510         4.96       41,221         500        4.81
Loans:
    In offices in the U.S.                  5,931          107         7.16        5,712         100        6.95
    In offices outside the U.S.            22,636          386         6.77       27,439         455        6.58
Other interest-earning assets (b):
    In offices in the U.S.                  1,646           13            *          943          37           *
    In offices outside the U.S.               775           80            *          571          44           *
----------------------------------------------------------------------------------------------------------------
Total interest-earning assets             205,703        3,049         5.88      209,870       3,288        6.22
Cash and due from banks                     1,639                                    775
Other noninterest-earning assets           79,144                                 59,047
----------------------------------------------------------------------------------------------------------------
 Total assets                             286,486                                269,692
----------------------------------------------------------------------------------------------------------------

Interest and average rates applying to the following asset categories have been adjusted to a taxable-equivalent basis: Debt investment securities in offices in the U.S.; Trading account assets in offices in the U.S.; and Loans in offices in the U.S. The applicable tax rate used to determine these adjustments was approximately 41% for the three months ended December 1998 and 1997.

(a) For the three months ended December 31, 1998 and 1997, average debt investment securities are computed based on historical amortized cost, excluding the effects of SFAS No. 115 adjustments.

(b) Interest revenue includes the effect of certain off-balance sheet transactions.

* Not meaningful

CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS
J.P. Morgan & Co. Incorporated

Dollars in millions,
Interest and average rates                                     Three months ended
On a taxable-equivalent basis                  December 31, 1998                 December 31, 1997
                                        Average                Average    Average                 Average
                                        balance    Interest     Rate      balance    Interest      rate
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits:
    In offices in the U.S.             $  8,730   $     91       4.14%   $  9,900   $    137       5.49%
    In offices outside the U.S.          46,052        594       5.12      47,620        573       4.77
Trading account liabilities:
    In offices in the U.S.                7,798        112       5.70      13,142        236       7.12
    In offices outside the U.S.          16,739        211       5.00      16,149        238       5.85
Securities sold under agreements to
    repurchase and federal funds
    purchased, mainly in offices in
    the U.S.                             70,497        923       5.19      68,364        915       5.31
Commercial paper, mainly in offices
     in the U.S.                         10,627        144       5.38       6,086         84       5.48
Other interest-bearing liabilities:
    In offices in the U.S.               10,468        176       6.67      14,410        234       6.44
    In offices outside the U.S.           1,657         58      13.89       3,111         56       7.14
Long-term debt,
    mainly in offices in the U.S.        27,011        392       5.76      22,599        343       6.02
--------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities      199,579      2,701       5.37     201,381      2,816       5.55
Noninterest-bearing deposits:
    In offices in the U.S.                  896                             1,028
    In offices outside the U.S.             564                               594
Other noninterest-bearing
    liabilities                          74,340                            55,221
--------------------------------------------------------------------------------------------------------
Total liabilities                       275,379                           258,224
Stockholders' equity                     11,107                            11,468
--------------------------------------------------------------------------------------------------------
Total liabilities and stockholders'
    Equity                              286,486                           269,692
Net yield on interest-earning assets                             0.67                              0.89
--------------------------------------------------------------------------------------------------------
Net interest earnings                                  348                               472
--------------------------------------------------------------------------------------------------------

CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS
J.P. Morgan & Co. Incorporated

Dollars in millions,
Interest and average rates                                          Twelve months ended
on a taxable-equivalent basis                      December 31, 1998                  December 31, 1997
                                         Average                     Average    Average                   Average
                                         balance      Interest        rate      balance     Interest        rate
ASSETS
Interest-earning deposits with banks,
  mainly in offices outside the U.S.    $   2,079    $     294        14.14%   $   2,035   $     199        9.78%
Debt investment securities in
  offices in the U.S. (a):
    U.S. Treasury                             723           61         8.44        1,296          95        7.33
    U.S. state and political
      Subdivision                           1,535          168        10.94        1,264         148       11.71
    Other                                  21,128        1,185         5.61       17,260       1,095        6.34
Debt investment securities in offices
  outside the U.S. (a)                      1,519          109         7.18        3,733         273        7.31
Trading account assets:
    In offices in the U.S.                 30,394        1,837         6.04       25,245       1,587        6.29
    In offices outside the U.S.            36,227        2,509         6.93       39,367       2,693        6.84
Securities purchased under agreements
  to resell and federal funds sold,
    In offices in the U.S.                 17,372          939         5.41       15,660         895        5.72
    In offices outside the U.S.            21,478        1,092         5.08       24,785       1,164        4.70
Securities borrowed,
   mainly in offices in the U.S.           40,680        2,088         5.13       36,287       1,784        4.92
Loans:
    In offices in the U.S.                  6,452          464         7.19        5,146         381        7.40
    In offices outside the U.S.            24,491        1,650         6.74       25,490       1,661        6.52
Other interest-earning assets (b):
    In offices in the U.S.                  2,112          122            *          774         168           *
    In offices outside the U.S.               944          199            *          707         282           *
----------------------------------------------------------------------------------------------------------------
Total interest-earning assets             207,134       12,717         6.14      199,049      12,425        6.24
Cash and due from banks                     1,429                                    797
Other noninterest-earning assets           74,621                                 53,049
----------------------------------------------------------------------------------------------------------------
 Total assets                             283,184                                252,895
----------------------------------------------------------------------------------------------------------------

Interest and average rates applying to the following asset categories have been adjusted to a taxable-equivalent basis: Debt investment securities in offices in the U.S.; Trading account assets in offices in the U.S.; and Loans in offices in the U.S. The applicable tax rate used to determine these adjustments was approximately 41% for the twelve months ended December 31,1998 and 1997.

(a) For the twelve months ended December 31, 1998 and 1997, average debt investment securities are computed based on historical amortized cost, excluding the effects of SFAS No. 115 adjustments.

(b) Interest revenue includes the effect of certain off-balance sheet transactions.

* Not meaningful

CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS

J.P. Morgan & Co. Incorporated

Dollars in millions,
Interest and average rates                                             Twelve months ended
on a taxable-equivalent basis                           December 31, 1998               December 31, 1997
                                                 Average                Average   Average                  Average
                                                 Balance    Interest      Rate    balance    Interest        rate
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits:
    In offices in the U.S.                      $  7,674   $    397       5.17%   $  9,676   $    538       5.56%
    In offices outside the U.S.                   49,044      2,426       4.95      46,254      2,215       4.79
Trading account liabilities:
    In offices in the U.S.                         9,424        665       7.06      11,390        785       6.89
    In offices outside the U.S.                   15,085        876       5.81      14,291        867       6.07
Securities sold under agreements to
    repurchase and federal funds
    purchased, mainly in offices in
    the U.S.                                      70,537      3,846       5.45      67,121      3,532       5.26
Commercial paper, mainly in offices
    in the U.S.                                    9,682        539       5.57       4,858        262       5.39
Other interest-bearing liabilities:
    In offices in the U.S.                        12,323        811       6.58      15,590        958       6.14
    In offices outside the U.S.                    3,360        263       7.83       4,026        227       5.64
Long-term debt, mainly in offices in the U.S.     26,066      1,537       5.90      18,155      1,097       6.04
----------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities               203,195     11,360       5.59     191,361     10,481       5.48
Noninterest-bearing deposits:
    In offices in the U.S.                           884                             1,033
    In offices outside the U.S.                      784                               452
Other noninterest-bearing
    liabilities                                   66,812                            48,696
----------------------------------------------------------------------------------------------------------------
Total liabilities                                271,675                           241,542
Stockholders' equity                              11,509                            11,353
----------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders'
    Equity                                       283,184                           252,895
Net yield on interest-earning assets                                      0.66                              0.98
----------------------------------------------------------------------------------------------------------------
Net interest earnings                                         1,357                             1,944
----------------------------------------------------------------------------------------------------------------